UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2009

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VOYANT INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

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Nevada	33-26531-LA	88-0241079
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

444 Castro Street

Suite 318

Mountain View, CA 94041

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (800) 710-6637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

Equity Line of Credit

On April 13, 2009, Voyant International Corporation (“Voyant”) entered into an equity line of credit agreement with Ascendiant Capital Group, LLC and Ascendiant Equity Partners, LLC (together “Ascendiant”) in order to establish a possible source of funding for Voyant. The equity line of credit agreement establishes what is sometimes also referred to as an equity drawdown facility pursuant to a Securities Purchase Agreement entered into between Voyant and Ascendiant (the “SPA”).

Pursuant to a Registration Rights Agreement entered into between Voyant and Ascendiant in connection with the equity line of credit, Voyant agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) by May 13, 2009 and to have the registration statement declared effective by the SEC by August 11, 2009. The registration statement will register will register shares of common stock to be purchased under the equity line of credit and the shares of common stock issued to Ascendiant  for their commitment to the equity line of credit. There are no penalties assessed to Voyant in connection with the filing and effectiveness deadlines associated with the registration statement.

Under the equity line of credit agreement, Ascendiant has agreed to provide Voyant with up to $5,000,000 of funding prior to April 12, 2011. During this period, Voyant may request a drawdown under the equity line of credit by selling shares of its common stock to Ascendiant and Ascendiant will be obligated to purchase the shares. Voyant may request a drawdown once every ten trading days, although Voyant is under no obligation to request any drawdowns under the equity line of credit.  There must be a minimum of two trading days between each drawdown request.

During the ten trading days following a drawdown request, Voyant will calculate the amount of shares it will sell to Ascendiant and the purchase price per share.  The purchase price per share of common stock will be based on the daily volume weighted average price of Voyant's common stock during each of the ten trading days immediately following the drawdown date, less a discount of 9%.

Voyant may request a drawdown by faxing a drawdown notice to Ascendiant, stating the amount of the drawdown and the lowest price, if any, at which Voyant is willing to sell the shares. The lowest price will be set by Voyant 's Chief Executive Officer or Chief Financial Officer in their sole and absolute discretion.

Calculation of Drawdown Amount, Purchase Price and Number of Shares Sold

There is no minimum amount Voyant can draw down at any one time.  The maximum amount Voyant can draw down at any one time is an amount equal to:

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20% of the total trading volume of Voyant 's  common stock for the ten trading days prior to the date of the drawdown request, multiplied by

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the weighted  average price of Voyant 's common stock for the same ten trading days,

or any other amount mutually agreed upon by Voyant and Ascendiant.

On the day following the delivery of the drawdown notice, a valuation period of ten trading days will start:

•

On each of the ten  trading  days  during the  valuation  period,  the number  of  shares  to be sold to  Ascendiant  will be  determined  by dividing  1/10 of the drawdown  amount by the  purchase  price on each trading  day. The purchase price will be 91% of the volume weighted average price of Voyant 's common stock on that day.

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 If the  purchase  price on any  trading day during the ten trading day calculation  period is below the minimum  price  specified by Voyant, then  Ascendiant  will not  purchase  any shares on that day,  and the drawdown amount will be reduced by 1/10.

If Voyant sets a minimum price which is too high and Voyant 's stock price does not consistently meet that level during the ten trading days after its drawdown request, the amount Voyant can draw and the number of shares Voyant will sell to Ascendiant will be reduced. On the other hand, if Voyant sets a minimum price which is too low and its stock price falls significantly but stays above the minimum price, Voyant will have to issue a greater number of shares to Ascendiant based on the reduced market price.

Payment for Shares

The shares purchased on the ten trading days following a drawdown request will be issued and paid for on the 13th trading day following the drawdown request.

Termination of the Equity Line of Credit Agreement

The equity line of credit agreement will be terminated if:

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Voyant ‘s common stock is de-listed from the Over The Counter Bulletin Board unless the de-listing is in connection with Voyant 's subsequent  listing of its common stock on the NASDAQ National Market, the NASDAQ SmallCap Market, the New York Stock Exchange, the American Stock Exchange,

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Voyant files for protection from its creditors under the Federal Bankruptcy laws,

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The shares which are to be sold to Ascendiant are not covered by an effective registration statement,

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Ascendiant fails to honor a drawdown notice, or

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the equity line of credit agreement violates any other agreement to which Voyant is a party.

General

Voyant issued Ascendiant 2,500,000 shares of its restricted common stock in consideration for providing the equity drawdown facility. Additionally, on the trading day immediately prior to the date Voyant sends its first drawdown notice to Ascendiant, and in consideration for providing the equity drawdown facility, Voyant will deliver to Ascendiant shares of its common stock equal in number to the amount determined by:

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dividing $250,000 by the greater of the weighted average price of Voyant 's common stock or the closing bid price of Voyant 's common stock on the second trading day immediately preceding the drawdown notice.

Voyant has agreed to pay $10,000 to Feldman Weinstein Smith LLP, legal counsel to Ascendiant, for Ascendiant's legal expenses relating to the equity line of credit. Voyant issued 400,000 shares of common stock registered under its Form S-8 as a deposit against the future cash payment of this obligation.

Ascendiant is entitled to customary indemnification from Voyant for any losses or liabilities it suffers as a result of any breach by Voyant of any provisions of the equity line of credit agreement, or as a result of any lawsuit brought by any shareholder of Voyant, provided the shareholder instituting the lawsuit is not an officer, director or principal shareholder of Voyant.

The foregoing securities were issued in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated thereunder.  The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

The foregoing discussion provides only a brief description of the documents described above.  The discussion is qualified in its entirety by the full text of the agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2.

Item 7.01

Other Events.

On April 14, 2009 Voyant issued a press release related to its agreement with Ascendiant (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Statements in this Current Report on Form 8-K and the Shareholder Letter about our future expectations, plans and prospects, including statements containing the words "expects," “intends,” “plans,” “develop,” “believe,” “may,” “goal,” and similar expressions, are forward-looking statements. We may not meet the expectations disclosed in our forward-looking statements and investors should not place undue reliance on those statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: market acceptance of our products, including by our beta testers of our commercial products, competition, our ability to acquire, license or develop additional technologies or content, our ability to successfully develop and market products and services that we plan, including our physical-layer communications technologies and future versions of our Rocketstream products, our ability to reach agreements for transaction for which we are engaged in negotiations and consummate those transactions, our ability to accurately identify shortcomings in the evolution of the media and entertainment industries, our ability to raise sufficient capital, our ability to protect our intellectual property and other factors in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC.

Item 9.01

Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement dated April 13, 2009 by and among Voyant, Ascendiant Equity Partners, LLC and Ascendiant Capital Group, LLC
10.2	Registration Rights Agreement dated April 13, 2009 by and among Voyant, Ascendiant Equity Partners, LLC and Ascendiant Capital Group, LLC
99.1	Press Release dated April 14, 2009 entitled “Voyant Obtains Equity Financing Commitment of up to $5,000,000 From Ascendiant Capital”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2009

VOYANT INTERNATIONAL CORPORATION

By:	/s/ DANA r. WALDMAN
Dana R. Waldman
Chief Executive Officer